Exhibit 99.1

Ooma Reports First Quarter Fiscal Year 2017 Financial Results

- Record revenue of $24.5 million; up 23% year-over-year

- Subscription and services revenue of $21.5 million; up 38% year-over-year

Palo Alto, California – Tuesday May 31, 2016 - Ooma, Inc. (NYSE: OOMA), a leading smart communications platform for small businesses and consumers, today released financial results for the first quarter ended April 30, 2016.

First Quarter Fiscal 2017 Financial Highlights:

•

Revenue: Total revenue of $24.5 million, up 23% year-over-year. Subscription and services revenue increased 38% year-over-year to $21.5 million, and was 88% of total revenue. Product and other revenue decreased 31% year-over-year to $3.0 million, and was 12% of total revenue.

•

Net Loss: GAAP net loss was $4.0 million, or $0.23 per basic and diluted share, compared to GAAP net loss of $3.9 million, or $1.52 per basic and diluted share, in the first quarter of fiscal 2016. Non-GAAP net loss was $1.4 million, or $0.08 per basic and diluted share, compared to non-GAAP net loss of $2.5 million, or $0.96 per basic and diluted share, in the first quarter of fiscal 2016.

For more information about non-GAAP net loss, see the section below titled “Non-GAAP Financial Measures” and the reconciliation from GAAP net loss in this release.

“We are pleased with our first quarter results, with 38% year-over-year growth in our subscription and services revenue,” said Eric Stang, chief executive officer of Ooma. “Our strong revenue growth reflects continued progress in introducing new products and services while providing great value to our customers. We are particularly proud of how much we’ve saved our customers; we estimate our small business and residential customers collectively have saved over one billion dollars compared to what they would have paid for traditional phone services.”

Recent Business Highlights:

•

Expanded Ooma Office phone system to include IP phone support. This provides small businesses with the option to use a combination of analog phones and fax machines, mobile phones, and/or IP phones to optimize productivity and efficiency.

•	Named Best Business VoIP Service by PCMag.com for third year in a row.
•	Launched out-of-network group messaging on Talkatone mobile app for both Android and iOS platforms.
•	Honored as Gold Stevie® 2016 New Product Award Winner in Telecommunications by the American Business Awards for the Ooma Telo.
•	Granted four new patents by the United States Patent and Trademark Office for business and consumer communications systems.

Business Outlook:

For the second quarter fiscal 2017, Ooma expects to report:

•	Total revenue between $24.8 million to $25.5 million
•	Non-GAAP net loss in the range of $1.2 million to $1.5 million
•	Non-GAAP net loss per share in the range of $0.07 to $0.09 based on approximately 17.3 million basic and diluted weighted average common shares outstanding

For the full fiscal year 2017, Ooma expects to report:

•	Total revenue in the range of $103 million to $107 million
•	Non-GAAP net loss in the range of $4.0 million to $5.0 million
•	Non-GAAP net loss per share in the range of $0.22 to $0.28, based on approximately 18 million basic and diluted weighted average common shares outstanding

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, May 31, 2016. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 428-9473, using conference code 4190838. International parties can access the call by dialing +1 (719) 325-2463, using conference code 4190838.

The webcast will be accessible on Ooma’s investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday June 7, 2016. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 4190838. International parties should call +1 (719) 457-0820 and enter conference code 4190838.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. Adjusted EBITDA represents the net loss before interest and other income, depreciation and amortization and other non-GAAP expenses. These non-GAAP financial measures exclude non-cash stock-based compensation expense, amortization of intangibles, change in fair value of our acquisition-related contingent consideration and change in fair value of warrant liability. These non-GAAP financial measures are presented to enhance investors’ understanding of the results of Ooma’s core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma’s core operating performance, and are used by the company’s management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company’s performance by facilitating a meaningful comparison of the company’s core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma’s financial performance and the respective non-GAAP measures should be considered together. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Ooma is unable to reconcile the forward-looking projections of non-GAAP net loss and non-GAAP net loss earning per share to GAAP net loss and GAAP net loss per share because the nature and amount of the constituent adjustments cannot be estimated at this time.

Disclosure Information

Ooma uses the investor relations section on its website as means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma’s investor relations website in addition to following Ooma’s press releases, SEC filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “anticipates,” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. In particular, this press release includes forward looking statements regarding continued growth of our subscriber base, the strength and quality of our SaaS platform, our competitive advantage serving small business, home and mobile customers, and improvement in our financial performance. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management’s good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including the risk factors contained in our Annual Report Form 10-K filed with the SEC on April 13, 2016. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Founded in 2004, Ooma creates new communications experiences for small businesses and consumers. Its smart platform serves as a communications hub, which offers cloud-based telephony and other connected services. Ooma combines PureVoice™ HD call quality and innovative features with mobile applications for reliable anytime, anywhere calling. The Company has been ranked the No. 1 home phone service for overall satisfaction and value for five consecutive years by the leading consumer research publication. Ooma is also partnering with connected device makers to create smarter offices and homes. Ooma is available in stores and online from leading retailers. For more information about Ooma, please visit www.ooma.com or follow us on Twitter, LinkedIn or Facebook.

Ooma, PureVoice and the Ooma logo are trademarks of Ooma, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

CONTACT:

Investor Relations:

Cynthia Hiponia or Erin Rheaume

The Blueshirt Group for Ooma, Inc.

ir@ooma.com

(650) 300-1480

Public Relations:

Brian Jaquet

Ooma, Inc.

Brian.Jaquet@ooma.com

(650) 300-2125

OOMA, INC

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	April 30,	January 31,
	2016	2016
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$8,982	$27,413
Short-term investments	44,695	27,991
Accounts receivable, net	5,022	5,609
Inventories	3,909	5,011
Deferred inventory costs	1,841	2,013
Prepaid expenses and other current assets	1,513	1,318
Total current assets	65,962	69,355

Property and equipment, net	4,272	4,291
Intangible assets, net	787	885
Goodwill	1,117	1,117
Other assets	830	888
Total assets	$72,968	$76,536

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$4,160	$4,786
Accrued expenses	11,979	13,010
Short-term capital lease	—	632
Deferred revenue	14,351	15,036
Total current liabilities	30,490	33,464

Other liabilities	238	182
Total liabilities	30,728	33,646

Stockholders' equity:
Common stock	2	2
Additional paid-in capital	110,972	107,679
Accumulated comprehensive loss	30	17
Accumulated deficit	(68,764)	(64,808)
Total stockholders' equity	42,240	42,890
Total liabilities and stockholders' equity	$72,968	$76,536

OOMA, INC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share data)

	Three Months Ended
	April 30,	April 30,
	2016	2015
	(unaudited)
Revenue:
Subscription and services	$21,490	$15,576
Product and other	2,969	4,276
Total revenue	24,459	19,852

Cost of revenue:
Subscription and services	7,271	5,624
Product and other	3,539	4,207
Total cost of revenue	10,810	9,831
Gross profit	13,649	10,021

Operating expenses:
Sales and marketing	8,095	5,895
Research and development	5,741	4,097
General and administrative	3,855	2,961
Total operating expenses	17,691	12,953
Loss from operations:	(4,042)	(2,932)
Other income (expense):
Interest income (expense), net	64	(285)
Change in fair value of warrants	—	(716)
Other income (expense), net	22	(2)
Net loss	$(3,956)	$(3,935)

Net loss per share of common stock:
Basic and diluted	$(0.23)	$(1.52)
Weighted-average number of shares used in per share amounts:
Basic and diluted	17,059,986	2,591,241

OOMA, INC

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amount in thousands)

	Three Months Ended
	April 30,	April 30,
	2016	2015
	(unaudited)
Cash flows from operating activities:
Net loss	$(3,956)	$(3,935)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Stock-based compensation expense	2,474	551
Depreciation and amortization	389	316
Amortization of intangibles	97	99
Non-cash interest expense	—	44
Change in fair value of acquisition-related contingent consideration	—	81
Change in fair value of warrant liability	—	716
Changes in operating assets and liabilities:
Accounts receivable, net	587	1,927
Inventories, net	1,103	(195)
Deferred inventory costs	172	1,311
Prepaid expenses and other assets	(110)	43
Accounts payable and accrued expenses	(1,373)	2,105
Other liabilities	(20)	392
Deferred revenue	(608)	(2,084)
Net cash (used in) provided by operating activities	(1,245)	1,371
Cash flows from investing activities:
Purchases of property and equipment	(321)	(408)
Purchase of short-term investments	(19,260)	—
Proceeds from maturity of short-term investments	2,500	—
Net cash used in investing activities	(17,081)	(408)
Cash flows from financing activities:
Payments of deferred offering costs	—	(453)
Proceeds from Series Beta preferred stock, net	—	5,000
Repayment of debt and capital leases	(628)	(534)
Payment of acquisition related earn-out	(100)	(475)
Proceeds from issuance of common stock related to warrants and employee stock benefit plans	623	1
Net cash (used in) provided by financing activities	(105)	3,539
Net (decrease) increase in cash and cash equivalents	(18,431)	4,502
Cash and cash equivalents at beginning of period	27,413	9,133
Cash and cash equivalents at end of period	$8,982	$13,635

OOMA, INC

Reconciliation of Non-GAAP Financial Measures

Impact of Non-GAAP Adjustments on Reported Net Loss

(Amounts in thousands, except percentages and per share data)

	Three Months Ended
	April 30,	April 30,
	2016	2015
	(unaudited)
Revenue	$24,459	$19,852
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP Gross Profit	$13,649	$10,021
Stock-based compensation expense	235	58
Amortization of intangibles	40	41
Non-GAAP Gross Profit	$13,924	$10,120

Gross Margin on a GAAP basis	56%	50%
Gross Margin on a Non-GAAP basis	57%	51%

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
GAAP Operating Loss	$(4,042)	$(2,932)
Stock-based compensation expense	2,474	551
Amortization of intangibles	97	99
Change in fair value of acquisition-related contingent consideration	—	81
Non-GAAP Operating Loss	$(1,471)	$(2,201)

Reconciliation of GAAP Net Loss to Non-GAAP Net Loss:
GAAP Net Loss	$(3,956)	$(3,935)
Stock-based compensation expense	2,474	551
Amortization of intangibles	97	99
Change in fair value of acquisition-related contingent consideration	—	81
Change in fair value of warrant liability	—	716
Non-GAAP Net Loss	$(1,385)	$(2,488)

Reconciliation of Basic and Diluted Net Loss per Share on a GAAP Basis to Basic and Diluted Net Loss per Share on a Non-GAAP Basis:
Basic and Diluted Net Loss per share on a GAAP basis	$(0.23)	$(1.52)
Stock-based compensation expense	0.14	0.21
Amortization of intangibles	0.01	0.04
Change in fair value of acquisition-related contingent consideration	—	0.03
Change in fair value of warrant liability	—	0.28
Basic and Diluted Net Loss per share on a Non-GAAP basis	$(0.08)	$(0.96)

Reconciliation of Net Loss to Adjusted EBITDA:
Net Loss	$(3,956)	$(3,935)
Reconciling items:
Interest and other income and expense, net	(86)	287
Depreciation and amortization	486	415
Stock - based compensation expense	2,474	551
Change in fair value of acquisition-related contingent consideration	—	81
Change in fair value of warrant liability	—	716
Adjusted EBITDA	$(1,082)	$(1,885)